                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            MITCHAM INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                             HUNTSVILLE, TEXAS 77342

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2000


To our Shareholders:

         The Annual Meeting of the Shareholders (the "Annual Meeting") of Mitcham Industries, Inc., a Texas corporation (the "Company"), will be held on July 19, 2000, at the Houston Marriott North, 225 North Sam Houston Parkway East, Houston, Texas at 10:00 a.m., CST for the purpose of considering and voting on the following matters:

         1. The election of seven directors to serve until the next Annual Meeting and until their successors are elected and qualified.

         2. The approval of the Company's 2000 Stock Option Plan.

         3. The approval of the selection of Hein + Associates LLP as the Company's independent public accountants for the fiscal year ending January 31, 2001.

         4. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on May 25, 2000 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.



                                 Sincerely,


                                 P. Blake Dupuis
                                 Secretary


May 26, 2000

                 -----------------------------------------------

                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                             HUNTSVILLE, TEXAS 77342
                 -----------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2000
                 -----------------------------------------------


                             SOLICITATION OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.01 per share (the "Common Stock"), at the close of business on May 25, 2000, for use at the Annual Meeting to be held at 10:00 a.m., CST, on July 19, 2000, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended January 31, 2000 are being mailed together on or about May 26, 2000, to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of the seven nominees for director; (ii) the approval of the Company's 2000 Stock Option Plan; (iii) the ratification of the indicated independent public accountants; and (iv) as recommended by the Board of Directors with regard to any other matters or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $13,000. However, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on May 25, 2000, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 9,276,712 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require a plurality of the votes cast at the Annual Meeting. The adoption of the 2000 Stock Option Plan and ratification of the selected independent public accountants will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                  OF MANAGEMENT

         PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of May 25, 2000, with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
NAME AND ADDRESS
OF BENEFICIAL OWNER
                                                                ------------------------------------

                                                                NUMBER OF SHARES    PERCENT OF CLASS
                                                                ----------------    ----------------

Billy F. Mitcham, Jr ...................................             671,888(1)          7.1%
P. O. Box 1175
Huntsville, Texas 77342

Wellington Management Company, LLP......................             895,000(2)          9.6%
75 State Street
Boston, Massachusetts 02109

R. Chaney & Partners IV L.P. ...........................           1,274,300(3)         13.7%
909 Fannin, Suite 1275
Two Houston Center
Houston, Texas 77010

-----------------------

         (1)Includes an aggregate of 245,638 shares of Common Stock owned by Billy F. Mitcham, Sr. (95,040 shares), Paul C. Mitcham (89,930 shares), and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons (the "Mitcham Children's Trusts") (60,668 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options, and options that will become exercisable within 60 days after May 25, 2000, to purchase an aggregate of 171,250 shares of Common Stock, as follows:
         Billy F. Mitcham, Jr. (47,500 shares), Billy F. Mitcham, Sr. (45,750 shares) and Paul C. Mitcham (78,000 shares).

         (2) As of December 31, 1999, based upon information contained in a
         Schedule 13G/A, dated February 13, 2000, filed by Wellington Management Company, LLP ("Wellington") with the Securities and Exchange Commission ("SEC"). All securities reported in Wellington's Schedule 13G/A are owned by certain of its clients. Wellington has shared disposition power with respect to all of these shares and shared voting power with respect to 595,000 of these shares.

         (3) As of November 6, 1998, based upon information contained in a Form 4, filed jointly by R. Chaney & Partners IV L.P. ("Fund IV"), R. Chaney & Partners III L.P. ("Fund III"), R. Chaney Investments, Inc. ("Investments") and R. Chaney & Partners, Inc. ("Partners") with the SEC. The Form 4 indicates that Fund IV beneficially owns and has sole disposition and voting power over 1,009,300 shares and Fund III beneficially owns and has sole disposition and voting power over 265,000 shares. Investments is the sole general partner of Fund IV, Partners is the sole general partner of Fund III and Robert H. Chaney is the sole shareholder of Investments and Partners.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of May 25, 2000, by (i) the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended January 31, 2000 (the "Named Executives"), and each of the other executive officers of the Company; (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.


                                                                             COMMON STOCK
                                                                           BENEFICIALLY OWNED
                                                                  ------------------------------------

NAME AND ADDRESS
OF BENEFICIAL OWNER(1)                                            NUMBER OF SHARES    PERCENT OF CLASS
                                                                  ----------------    ----------------
Billy F. Mitcham, Jr......................................           671,888(2)            7.1%
Paul C. Mitcham...........................................           167,930(3)            1.8%
William J. Sheppard.......................................            68,927(4)              *
P. Blake Dupuis...........................................            23,500(5)              *
R. Dean Lewis.............................................            12,000(5)              *
John F. Schwalbe..........................................            14,000(5)              *
Peter H. Blum.............................................            34,379                 *
All directors and executive officers......................           790,315(6)            8.3%
 as a group (6 persons)

         *Less than 1%

         (1) The business address of each shareholder is the same as that of the Company's principal executive offices.

         (2) Includes an aggregate of 245,638 shares of Common Stock owned by Billy F. Mitcham, Sr. (95,040 shares); Paul C. Mitcham (89,930 shares); and the Mitcham Children's Trusts (60,668 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options, and options that will become exercisable within 60 days from May 25, 2000, to purchase an aggregate of 171,250 shares of Common Stock, as follows:
         Billy F. Mitcham, Jr. (47,500 shares), Billy F. Mitcham, Sr. (45,750 shares) and Paul C. Mitcham (78,000 shares).

         (3) Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days from May 25, 2000, to purchase 78,000 shares of Common Stock.

         (4) Includes shares underlying currently exercisable options to purchase 68,500 shares of Common Stock.

         (5) Represents shares underlying currently exercisable options and options that will become exercisable within 60 days from May 25, 2000.

         (6) Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days from May 25, 2000, to purchase an aggregate of 289,250 shares of Common Stock, as follows: the 171,250 shares referred to in footnote (2) above, William J. Sheppard (68,500 shares), P. Blake Dupuis (23,500 shares), R. Dean Lewis (12,000 shares) and John F. Schwalbe (14,000 shares).

                              ELECTION OF DIRECTORS

         Seven directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than seven nominees for directors. Each director so elected will hold office until the next Annual Meeting and until his successor is elected and qualified.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

         INFORMATION ABOUT NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS. The following states each director or nominee's and each executive officer's present position with the Company, principal occupation, age, and the year in which each director was first elected a director (each serving continuously since first elected). The nominees have consented to be named in this Proxy Statement and to serve as directors if elected.

NAME                                            PRINCIPAL OCCUPATION                    AGE      DIRECTOR SINCE
------------------------------ -------------------------------------------------------- -------- -------------------
Billy F. Mitcham, Jr.          Chairman of the Board,  President  and Chief  Executive    52            1987
                               Officer.   Mr.  Mitcham  has  more  than  20  years  of
                               experience in the  geophysical  industry.  From 1979 to
                               1987, he served in various  management  capacities with
                               Mitcham  Associates,  an  unrelated  equipment  leasing
                               company.  From  1975 to 1979,  Mr.  Mitcham  served  in
                               various    capacities   with   Halliburton    Services,
                               primarily in oilfield services.

Paul C. Mitcham                Vice   President-Operations   and  a  director  of  the    35            1994
                               Company.  Mr.  Mitcham has been employed by the Company
                               in various  management  positions since 1989.  Prior to
                               1989,  he  worked in  various  field  positions  in the
                               geophysical  industry.  Paul C.  Mitcham is the brother
                               of Billy F. Mitcham, Jr.

William J. Sheppard            Vice President-International  Operations and a director    52            1994
                               of the  Company.  Mr.  Sheppard  has more than 25 years
                               of experience in the  geophysical  industry.  From 1987
                               until October 1994,  Mr.  Sheppard was the President of
                               Alberta Supply Company,  a Canadian  seismic  equipment
                               sales and services company.

P. Blake Dupuis                Vice President - Finance,  Secretary and Treasurer, and    46             --
                               a director  nominee.  From September 1996 to July 1998,
                               Mr.  Dupuis  served as Chief  Financial  Officer of UTI
                               Energy  Corp.  From April 1996 to September  1996,  Mr.
                               Dupuis   served   as   Chief   Financial   Officer   of
                               Adcor-Nicklos  Drilling  Company and from December 1993
                               to April 1996, he served as Chief Financial  Officer of
                               Coastwide  Energy  Services,   Inc.  Mr.  Dupuis  is  a
                               Certified Public Accountant.

NAME                                            PRINCIPAL OCCUPATION                      AGE      DIRECTOR SINCE
------------------------------ -------------------------------------------------------- -------- -------------------
R. Dean Lewis                  Mr.  Lewis is the Dean of the  Business  School  at Sam    56            1995
                               Houston  State  University  and he has  served  in this
                               capacity  since  October  1995.  From  1987 to  October
                               1995,  Mr. Lewis was the  Associate  Dean and Professor
                               of Marketing  at Sam Houston  State  University.  Prior
                               to  1987,   Mr.   Lewis  held  a  number  of  executive
                               positions in the banking and finance industries.

John F. Schwalbe               Mr. Schwalbe has been a Certified Public  Accountant in    56            1994
                               private  practice  since 1978, with primary emphasis on
                               tax planning, consultation, and compliance.

Peter H. Blum                  Since  January  1999,  Mr. Blum has been  President  of    42             --
                               Bear  Ridge  Capital,   L.L.C.,  a  private  investment
                               banking  firm.  During  1997 and 1998,  Mr. Blum served
                               as Senior Managing Director of  GBI Capital Management,
                               Inc. From December 1996 through 1997, Mr.  Blum  was  a
                               Managing  Director  and  head  of  the  energy group at
                               Rodman  &  Renshaw. From 1992 until December  1996, Mr.
                               Blum  was  a  Managing  Director and head of the energy
                               group  at  Mabon  Securities.   Mr.  Blum  serves  as a
                               director of  Mallon  Resources  Corporation, an oil and
                               gas exploration and production company.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended January 31, 2000, the Board of Directors of the Company held two meetings. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee. Each director participated in at least 75% of all meetings of the Board of Directors and all meetings of committees on which he served.

         AUDIT COMMITTEE. The Audit Committee, which is comprised of Messrs. Schwalbe and Lewis, held two meetings during the fiscal year ended January 31, 2000. Its functions are to: (1) recommend the appointment of independent public accountants; (2) review the scope of the audit by the independent public accountants; (3) review the independence of the independent public accountants;
(4) consider the adequacy of the system of internal controls and review any proposed corrective actions; (5) review and monitor the Company's policies regarding business ethics and conflicts of interest; and (6) discuss with management and the independent public accountants the Company's draft of annual financial statements and key accounting and/or reporting matters.

         COMPENSATION COMMITTEE. The Compensation Committee, which is comprised of Messrs. Schwalbe and Lewis, held one meeting during the fiscal year ended January 31, 2000. Its functions are to: (1) review the Company's general compensation strategy; (2) establish the salaries and bonuses of the Company's executive officers; and (3) review and administer the Company's stock option plans.


                            COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company $1,500 for every board meeting and $500 for every committee meeting attended and reimburses their expenses incurred in attending board and committee meetings. In addition, under the 1994 Non-Employee Director Stock Option Plan, each non-employee director will receive an option to purchase 5,000 shares upon becoming a director and on the date of each annual meeting of shareholders at which he is re-elected as a director.

                             EXECUTIVE COMPENSATION

         The following table shows all compensation paid by the Company during the fiscal years ended January 31, 1998, 1999 and 2000 to the Chairman of the Board, President and Chief Executive Officer of the Company and the Company's other Named Executives.

                           SUMMARY COMPENSATION TABLE

                                                               LONG-TERM
                               ANNUAL COMPENSATION           COMPENSATION
                        ----------------------------------   -------------

                                                                SHARES
                         FISCAL YEAR                          UNDERLYING
      NAME AND              ENDED                               OPTIONS         ALL OTHER
PRINCIPAL  POSITION      JANUARY 31,  SALARY($)    BONUS($)   GRANTED (#)    COMPENSATION ($)
-------------------      -----------  ---------    --------   -----------    ----------------
Billy F. Mitcham, Jr         2000     187,820           0(1)   70,500           0
  Chairman of the Board,     1999     187,500      30,625           0           0
  President and Chief        1998     153,000      44,549      15,000           0
  Executive Officer

Paul C. Mitcham              2000     101,275           0(1)   70,500           0
  Vice President -           1999     100,000      12,500           0           0
  Operations                 1998      83,333      22,749      15,000           0

William J. Sheppard          2000     100,482           0(1)   70,500           0
  Vice President -           1999     100,000      12,500           0           0
  International              1998      83,333      22,749      15,000           0
  Operations

P. Blake Dupuis(2)           2000     118,600          0(1)    10,500           0
  Vice President -           1999      40,902     30,650       60,000           0
  Finance, Secretary         1998          --         --           --          --
  and Treasurer

(1) Fiscal year 2000 bonuses have not yet been determined.

(2) Mr. Dupuis began his employment with the Company in September 1998.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information concerning stock option grants made in the fiscal year ended January 31, 2000 to the Named Executives named in the Summary Compensation Table. There were no grants of stock appreciation rights to said individuals during the year.


                                                    INDIVIDUAL GRANTS
                              -------------------------------------------------------------
                                                                                               POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED ANNUAL
                                NUMBER OF                                                      RATE OF STOCK PRICE
                               SECURITIES       % OF TOTAL                                    APPRECIATION FOR OPTION
                               UNDERLYING    OPTIONS GRANTED     EXERCISE OR                         TERM (2)
                                 OPTIONS     TO EMPLOYEES IN     BASE PRICE     EXPIRATION    -----------------------
           NAME                GRANTED (#)     FISCAL YEAR         ($/SH)          DATE         5% ($)       10% ($)
           ----              --------------- ---------------  ---------------  ------------   -----------   ---------
Billy F. Mitcham, Jr.         70,500(1)           24.4             3.56         02/23/09      157,840       399,997
Paul C. Mitcham               70,500(1)           24.4             3.56         02/23/09      157,840       399,997
William J. Sheppard           70,500(1)           24.4             3.56         02/23/09      157,840       399,997
P. Blake Dupuis               10,500(1)            3.6             3.56         02/23/09       23,508        59,574

-----------------

         (1) The options terminate on the earlier of their expiration date or 10 years after grant or, generally, immediately on termination for reasons other than retirement, disability, death or without cause; three months after termination of employment or retirement; 12 months after termination for disability, death or without cause; or unless the Compensation Committee determines otherwise, on the consummation of a specified change of control transaction. The options become exercisable in three equal annual installments beginning one year after the grant date, but vesting is accelerated on the consummation of a specified change of control.

         (2) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the stock price. Actual gains, if any, on stock option exercises and the sale of Common Stock holdings will depend on, among other things, the future performance of the Common Stock and overall stock market conditions.

         OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table provides information as to options exercised by the Named Executives in the 2000 fiscal year and year-end value of unexercised options held by the Named Executives.

               AGGREGATE OPTION EXERCISES IN 2000 FISCAL YEAR AND
                         JANUARY 31, 2000 OPTION VALUES

                                                            NUMBER OF
                                                            SECURITIES          VALUE OF
                                                            UNDERLYING        UNEXERCISED
                                                           UNEXERCISED       IN-THE-MONEY
                                                            OPTIONS AT         OPTIONS AT
                                                           JANUARY 31,        JANUARY 31,
                                                             2000(#)             2000($)
                                                          -------------    ----------------
                       SHARES ACQUIRED       VALUE        EXERCISABLE/       EXERCISABLE/
     NAME              ON EXERCISE (#)    REALIZED ($)    UNEXERCISABLE    UNEXERCISABLE(1)
     ----              ---------------    ------------    --------------   ----------------
Billy F. Mitcham, Jr        0                  0          47,500/47,000       1,528/3,055
Paul C. Mitcham             0                  0          78,000/47,000       4,542/3,055
William J. Sheppard         0                  0          68,500/47,000       1,528/3,055
P. Blake Dupuis             0                  0          23,500/47,000         228/ 455

----------------------

         (1) Market value of shares covered by in-the-money options on January 31, 2000 ($3 5/8), minus the exercise price.

         EMPLOYMENT AGREEMENT. Billy F. Mitcham, Jr.'s employment agreement with the Company is for a term of five years, beginning January 15, 1997, which term is automatically extended for successive one-year periods unless either party gives written notice of termination at least 30 days prior to the end of the current term. The Employment Agreement replaced his previous employment agreement. The Employment Agreement provides for an annual salary of $150,000 (increased to $187,500 effective February 1, 1998) and a bonus at the discretion of the Board of Directors. It may be terminated prior to the end of the initial term or any extension thereof if Mr. Mitcham dies; if it is determined that Mr. Mitcham has become disabled (as defined); if Mr. Mitcham gives three months prior notice of resignation; if the Company gives Mr. Mitcham notice of termination "without cause"; or if the Board of Directors determines that Mr. Mitcham has breached the Employment Agreement in any material respect, has appropriated a material business opportunity of the Company or has engaged in fraud or dishonesty with respect to the Company's business or is convicted of or indicted for any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following
(i) a material reduction in his duties and responsibilities (without his consent) or (ii) a reduction in, or failure by the Company to pay when due, any portion of his salary, he will be entitled to payments equal to $450,000, payable ratably over the 24 months following such termination. For a period of two years after the termination of the Employment Agreement, Mr. Mitcham is prohibited from engaging in any business activities which are competitive with the Company's business and from diverting any of the Company's customers to a competitor. The Company has no employment agreements with any of its other executive officers.

         CHANGE OF CONTROL AND TERMINATION AGREEMENTS. In February 1999, the Company entered into severance and change of control agreements with Messrs. Paul Mitcham, Sheppard and Dupuis. Under the terms of the severance and change of control agreements, if a covered executive officer's employment terminates during the 24-month period after a "change of control" of the Company (as defined in the agreements) (such period, the "Protection Period") other than the officer's voluntary resignation (except as stated below) or retirement or a termination of employment for "cause" (as defined in the agreements) or by reason of death or disability, the officer will be entitled to receive certain severance payments and other benefits. The officer's voluntary resignation for "good reason" (as defined in the agreements) will also entitle the officer to the severance benefits and other benefits. The severance payment amount, payable monthly over the 24 months after termination, will be equal to two times such officer's annual base salary on the effective date of the change of control or the date of the termination of employment. In addition, the officer under those circumstances will be entitled to receive continued medical and dental coverage under the Company's applicable plans (to the extent permitted by law or by the plan carriers) for the period of time remaining in the Protection Period after his termination is effective, or until the officer becomes eligible to obtain comparable coverage from a subsequent employer. In addition, any stock options and restricted stock that have not fully vested shall accelerate and immediately become fully vested. Each agreement terminates on January 1, 2002, but will automatically renew for additional one-year terms absent prior written notice from the Company that it is terminating the agreements.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Company's executive compensation program is designed to attract, motivate and retain talented management personnel and to reward management for the Company's successful financial performance and for increasing shareholder value. The Company's executive compensation has three components: base salaries, annual performance bonuses and long-term incentive stock-based awards.

         BASE SALARIES. We determine the salary ranges for the Company's executive officers based upon their responsibilities and the salary levels of similarly positioned officers in comparable companies. Our philosophy has been to establish base salaries in the median-to-low end of the range of such salaries at comparable companies, because long-term stock based compensation is considered more important than annual base salaries in aligning the executive's financial rewards to the shareholders' financial interests for the long term. In fiscal 2000, as part of the Company's continuing efforts to optimize its capital resources, none of the Company's executive officers received an increase in their base salaries.

         ANNUAL PERFORMANCE BONUS. Annual bonuses are awarded on a discretionary basis. In making our determination of whether to award an annual bonus and the amount of the bonus, we consider several factors, including financial performance of the Company in relation to planned expectations and performance of the Company in relation to industry conditions, each executive officer's performance, level of responsibility or duties, successful completion of particular projects or acquisition and implementation of new technical knowledge. We have not yet determined bonuses for executive officers for fiscal 2000, and expect to do so at our meeting immediately following the Annual Meeting.

         LONG-TERM STOCK-BASED COMPENSATION. We believe that a substantial percentage of executive compensation should be directly related to improvement in shareholder value. In determining the number of options to grant, we make a subjective determination based on the same factors as we do in determining bonuses, giving special consideration to the Chief Executive Officer's recommendation in awarding options to executive officers other than himself. In fiscal 2000, we approved the grant to executive officers of the options shown in the Summary Compensation Table for that fiscal year, with a three-year vesting period. However, we soon realized that the Company did not have sufficient options remaining available for option grants in the future. Since we believe that the grant of stock options is an important component of our ability to keep our management team in place, we recommended to the Board that it either adopt another stock option plan or authorize additional shares under an existing plan, and present it to shareholders for approval.

                                JOHN F. SCHWALBE
                                 R. DEAN LEWIS

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

PERFORMANCE GRAPH. The graph below compares the cumulative total return of the Company's Common Stock to the S&P's Smallcap 600 stock index and to the S&P's Oil and Gas (Drilling & Equipment) index for the period from January 31, 1995 to January 31, 2000. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at January 31, 1995, and that all dividends were reinvested.

                              [GRAPH APPEARS HERE]



                                     1/31/95  1/31/96   1/31/97   1/31/98   1/31/99   1/31/00
                                     -------  -------   -------   -------   -------   -------
Mitcham Industries, Inc.               $100   $204.76   $328.57   $688.08   $154.74   $138.10
S&P Smallcap 600                       $100   $132.11   $162.59   $196.93   $195.73   $215.90
S&P Oil & Gas (Drilling & Equipment)   $100   $137.73   $209.47   $257.76   $167.38   $232.20

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         Effective September 20, 1993, the Company and Billy F. Mitcham, Jr. entered into a Voting Agreement (the "Voting Agreement") with Billy F. Mitcham, Sr., Paul C. Mitcham and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons. Under the Voting Agreement, the holders of shares subject thereto have agreed that Mr. Mitcham, Jr. has the authority to vote an additional 245,638 shares, or 2.6%, of the Company's outstanding Common Stock. Mr. Mitcham, Jr. had voting control of an aggregate of 671,888 shares, or 7.1%, of the Company's Common Stock, as of May 25, 2000. The Voting Agreement will terminate on the earlier of the agreement of the parties, the transfer by the parties thereto of their shares or the expiration of 25 years. See "Principal Holders of Securities and Security Ownership of Management."

                 PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN

         On May 22, 2000, the Board of Directors adopted the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") subject to approval by the Company's shareholders at the Annual Meeting. The 2000 Stock Option Plan supplements the Company's 1998 Incentive Stock Plan (the "1998 Plan"), which the Company's shareholders approved on July 9, 1998, and the 1994 Stock Option Plan, which the Company's shareholders approved on May 1, 1994. As of May 25, 2000, 348,500 of the 350,000 options authorized for issuance under the 1998 Plan have been granted, all of which options remained unexercised, and 319,820 of the 350,000 options authorized for issuance under the 1994 Plan have been granted, 191,700 of which remained unexercised. The 1998 Plan and the 1994 Plan provide for the grant of stock options only to the Company's employees. The 2000 Stock Option Plan covers an aggregate of up to 500,000 shares of Common Stock (subject to certain adjustments) and provides for grant of stock options to employees, consultants and non-employee directors. The principal advantage to the Company of the 2000 Stock Option Plan is to enable the Company to better attract, retain, and develop a top-quality management team.

         The following discussion is a summary of certain key provisions of the 2000 Stock Option Plan and is subject to qualification by reference to the 2000 Stock Option Plan, a copy of which is attached to this Proxy Statement as EXHIBIT A.

Administration

         The 2000 Stock Option Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the power to determine which employees will receive an award, the time or times when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the award are employees, consultants or non-employee directors of the Company or of any subsidiary of the Company will be eligible to receive awards under the 2000 Stock Option Plan.

Types of Awards

         The 2000 Stock Option Plan provides for the grant of incentive and non-qualified stock options. Prior to the grant of any award, the Committee may establish performance goals that are based on the attainment of specified corporate objectives. The Compensation Committee will designate the key employees, consultants or non-employee directors to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 2000 Stock Option Plan. The term of any option granted under the 2000 Stock Option Plan shall be determined by the Compensation Committee, except that the term of any incentive stock option cannot exceed 10 years from the date of the grant and any incentive stock option granted to an optionee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries will not be exercisable after the expiration of five years from the date of grant. No option may be exercised sooner than six months from the date of grant. The exercise price per share of Common Stock for options granted under the 2000 Stock Option Plan will be determined by the Compensation Committee, except that the exercise price of an incentive stock option cannot be less than the fair market value of a share of Common Stock on the date the option is granted. Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries must be at least 110% of the fair market value of the share at the time such option is granted. The exercise price of options granted under the 2000 Stock Option Plan will be paid in full in a manner prescribed by the Compensation Committee. The 2000 Stock Option Plan permits holders of options, with approval of the Compensation Committee, to relinquish all or any part of the unexercised portion thereof in exchange for replacement under certain circumstances.

Change of Control Provisions

         If there is a "Change of Control" (as defined in the 2000 Stock Option
Plan), all outstanding options shall immediately vest and become exercisable or satisfiable, as applicable. The Committee in its discretion may determine that on a Change of Control, each Award (other than an Option) shall terminate within a specified number of days after notice to the holder, and each holder shall receive cash in the amount equal to the excess of the "Change of Control Value", as defined in the 2000 Stock Option Plan. With respect to options, the Committee may effect any one of the following alternatives: (i) determine a limited period of time on or before a specified date (before or after the Change of Control) after which specified date all unexercised options shall terminate, (ii) require the mandatory surrender to the Company by the holders of some or all of the outstanding options held by the holders as of the date of the Change of Control specified by the Committee, in which case the Committee shall cancel the options and the Company shall pay the excess of the Change of Control Value of the share subject to such option over the exercise prices under such options for such shares, (iii) make such adjustments to options then outstanding as the Committee deems appropriate to reflect such Change of Control, or (iv) provide that thereafter upon any exercise of an option the holder shall be entitled to purchase under such option, in lieu of the number of shares of stock then covered by such option the number and class of shares stock or other securities or property to which the holder would have been entitled under the agreement of merger, consolidation, or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder has been the holder of record of the number of shares of stock then covered by such option.

Federal Income Tax Consequences

         INCENTIVE STOCK OPTIONS. An employee will generally not recognize income on receipt or exercise of an incentive stock option ("ISO") so long as he or she has been an employee of the Company or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the stock received on exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the 2000 Stock Option Plan are not taxable to an employee when granted but result in taxation at exercise, at which time the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Plan Amendment and Termination

         The Board may alter or amend the 2000 Stock Option Plan from time to time but no change in any Award may be made which would impair the rights of the holder without the consent of the holder and the Board may not, without approval of the shareholders, amend the 2000 Stock Option Plan to (a) increase the maximum number of shares which may be issued on exercise or surrender of Award (except in certain cases of Changes in Control as more fully set forth in the 2000 Stock Option Plan), (b) change the Option price, (c) change the class of employees eligible to receive Awards, (d) extend the maximum period during which awards may be granted under the 2000 Stock Option Plan, (e) materially modify the requirements as to eligibility for participation in the 2000 Stock Option Plan, or (f) or decrease any authority granted to the Committee in contravention of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). No grants may be made under the 2000 Stock Option Plan after May 22, 2010. The 2000 Stock Option Plan shall remain in effect until all Awards granted have been satisfied or expired.

Transfer and Resale Restrictions

         The options are not transferrable except in the event of the participant's death or under a "qualified domestic relations order" as defined under applicable law. The employees of the Company may not offer or resell shares acquired under the 2000 Stock Option Plan without registration under the Securities Act of 1933, or compliance with Rule 144. On May 25, 2000, the closing price of the Common Stock as reported in The Wall Street Journal for Nasdaq National Market transactions was $5 9/16.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2000 STOCK OPTION PLAN.

         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Hein + Associates LLP, which has served as independent public accountants of the Company since 1993, as independent public accountants to audit the books, records and accounts of the Company for the fiscal year ended January 31, 2001. The Board of Directors recommends a vote FOR approval of such selection. A representative of Hein + Associates LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

         The Company's Annual Report covering the fiscal year ended January 31, 2000 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report are available upon request.

                                    FORM 10-K

         The company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the company's annual report on form 10-K for the fiscal year ended January 31, 2000, as filed with the SEC (excluding exhibits), including the financial statements and schedules thereto. Requests for copies of such report should be directed in writing to the secretary, Mitcham Industries, Inc., Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

                                  OTHER MATTERS

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of such forms and any amendments thereto furnished to the Company during the fiscal year ended January 31, 2000, Billy F. Mitcham, Jr. and William
J. Sheppard did not timely report exercises of warrants in May 1999 to purchase 3,074 and 427 shares of common stock, respectively. The Company believes that all other filings required to be made under Section 16(a) were timely made.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 2001 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than January 30, 2001, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

         A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in the Company's proxy materials) must notify the Company of that proposal by April 15, 2001. If a shareholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by the Company's Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by the Company's management.

                                    By Order of the Board of Directors,



                                    P. Blake Dupuis
                                    Secretary



May 26, 2000

                                                                      EXHIBIT A

                            MITCHAM INDUSTRIES, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Non-Employee Directors of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. No Incentive Stock Options may be granted under this Plan unless this Plan has been approved by the shareholders of the Company within 12 months after its adoption by the Board of Directors.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of its Committees, as applicable, that is administering the Plan pursuant to Section 4 of the Plan.

                  (b) "BOARD" means the Board of Directors of the Company.

                  (c) "CHANGE OF CONTROL" shall have the meaning provided in
         Section 12 hereof.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (e) "COMMITTEE" means the Committee appointed by the Board of Directors under paragraph (a) of Section 4 of the Plan.

                  (f) "COMPANY" means Mitcham Industries, Inc., a Texas corporation.

                  (g) "CONSULTANT" means any consultant or advisor to the Company or any Parent or Subsidiary.

                  (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR NON-EMPLOYEE DIRECTOR" means, for an Employee, the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary and for a Non-Employee Director, the absence of any interruption or termination of service as a Non-Employee Director. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise under Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (k) "FAIR MARKET VALUE" means, as of any date, the value of Stock determined as follows:

                           (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

                           (iii) If there is no established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee.

                  (o) "OPTION" means a stock option granted under the Plan.

                  (p) "OPTIONED STOCK" means the Stock subject to an Option.

                  (q) "OPTIONEE" means an Employee or Consultant who receives an Option.

                  (r) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "PLAN" means this 2000 Stock Option Plan.

                  (t) "PERSON" means any individual entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Act.

                  (u) "SHARE" means a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

                  (v) "STOCK" means the Common Stock, par value $.01 per share, of the Company;

                  (w) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be optioned and sold under the Plan is 500,000 shares. The shares may be authorized, but unissued, or reacquired Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE.

                           (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND
                  OFFICERS OR TO NON-EMPLOYEE DIRECTORS. With respect to grants of Options to Employees who are also officers or directors of the Company, or to Non-Employee Directors, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Notwithstanding the foregoing, the Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and (b) the Board's administration of the Plan would prevent the Plan from complying with Rule 16b-3.

                           (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND
                  OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of corporate and securities laws applicable to the Company and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Stock,
                  in accordance with Section 2(j) of the Plan;

                           (ii) to select the officers, Consultants and
                  Employees to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
                  are granted hereunder;

                           (iv) to determine the number of shares of Stock to be
                  covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
                  Plan;

                           (vi) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the per share exercise price for the Shares to be issued pursuant to the exercise of an Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to determine whether and under what
                  circumstances an Option may be bought-out for cash under subsection 9(f);

                           (viii) to determine whether, to what extent and under
                  what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                           (ix) to reduce the exercise price of any Option to
                  the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted.

                  (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options. Neither the Board, the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

                  5. ELIGIBILITY.

                  (a) Nonqualified Stock Options may be granted to Employees, Consultants and Non-Employee Director. Incentive Stock Options may be granted only to Employees.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause, unless otherwise agreed in writing by the Company and such Optionee.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect until May 22, 2010 unless extended by the Board or sooner terminated under Section 14 of the Plan. No grants of Options will be made under the Plan after May 22, 2010.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, provided that, in the case of an Incentive Stock
         Option:

                           (i) granted to an Employee who, at the time of the
                  grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (ii) granted to any Employee, the per Share exercise
                  price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

         9. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised, and the Optionee deemed to be a shareholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the

         Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's relationship as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement)), exercise his Option to the extent that an Optionee was entitled to exercise it at the date of such termination. To the extent that an Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of
         Section 9(b) above, in the event of termination of an Optionee's relationship as a Consultant or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee's estate (or such other person who acquired the right to exercise the Option) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator; and

                  (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         If the Company is a party to a merger or a similar reorganization after which the Company is not the surviving corporation, or if there is a sale of all or substantially all the Common Stock or a sale of all or substantially all of the assets of the Company, or if the Company is to be liquidated or dissolved (any of which events shall constitute a "Significant Transaction"), then, subject to the provisions hereof, the Administrator, in its discretion, may accelerate the vesting of all outstanding Options or take such other action with respect to outstanding Options as it deems appropriate, including, without limitation, canceling such outstanding Options and paying the Optionees an amount equal to the value of such Options, as determined by the Board.

         Notwithstanding the foregoing, if a Significant Transaction shall occur in connection with or following a Change in Control (as defined below), in connection with which Significant Transaction the holder of any Option that is not fully vested shall not receive, in respect of such Option, a substitute award of stock options containing substantially similar terms to and having an equal or greater fair market value than such Option, then the Administrator shall either:

                  (a) accelerate the vesting of such Option within a reasonable time prior to the completion of such Significant Transaction (such that the holder of such Option would have the opportunity to participate in the Significant Transaction on the same basis as holders of Stock, subject to such holder's exercise of such Option) or

                  (b) cancel such Option in consideration of the payment to the holder thereof of an amount (in cash) equal to the fair market value of such Option. For purposes of the foregoing, the fair market value attributable to Options shall be determined by the Administrator either, at its election, (x) in accordance with the Black-Scholes method (for purposes of which volatility shall be measured over the preceding one year period and the risk-free interest rate shall be the rate of U.S. treasury bills with a maturity corresponding to the remaining term of such Option) or (y) to be an amount equal to the fair market value of the Stock subject to such Option less the exercise price thereof and (ii) the fair market value of (A) any Options shall be determined as of the date, either of the Change in Control or of the Significant Transaction, that results in the greater fair market value of such Options, and (B) any substitute award shall be determined as of the date of the Significant Transaction.

A "Change in Control" shall be deemed to occur if:

                  (a) any Person becomes (directly or indirectly) the beneficial owner (within the meaning of Rule 13d-3 promulgated under such Act) of more than 25% of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities"); or

                  (b) the Company's shareholders approve a merger or consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, unless, immediately thereafter:

                           (i) more than 60% of the combined voting power of the
                  then-outstanding voting securities of the resulting corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately before the Reorganization, in substantially the same proportions of the Outstanding Company Voting Securities as their ownership immediately before such Reorganization;

                           (ii) no Person beneficially owns, directly or
                  indirectly, 25% or more of the then- outstanding voting securities of such corporation entitled to vote generally in the election of directors; and

                           (iii) at least a majority of the members of the board
                  of directors of the corporation resulting from the Reorganization were members of the Incumbent Board at the time the initial agreement providing for the Reorganization was entered into.

                  Notwithstanding the foregoing, a Change in Control shall not occur if any corporation or entity the majority interest of which is held, directly or indirectly, by the Company, acquires 25% or more of the Outstanding Company Voting Securities.

Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee, Consultant or Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with
         Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of The Nasdaq Stock Market or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. AGREEMENTS. Options shall be evidenced by written agreements ("Option Agreement") in such form as the applicable Administrator shall approve from time to time.

         18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are generally provided to all shareholders of the Company. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

         19. GOVERNING LAW; CONSTRUCTION. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

PROXY
                           MITCHAM INDUSTRIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JULY 19, 2000

  The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below, the approval of the Company's 2000 Stock Option Plan, and the approval of independent public accountants. This proxy is solicited by the Board of Directors.

      1. ELECTION OF DIRECTORS - Billy F. Mitcham, Jr., Paul C. Mitcham, William
         J. Sheppard, P. Blake Dupuis, R. Dean Lewis, John F. Schwalbe and Peter
         H. Blum.

                  [ ] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

          -------------------------------------------------------------------

                  [ ] Vote WITHHELD from all nominees

      2. APPROVAL OF 2000 STOCK OPTION PLAN

         [ ] FOR [ ] AGAINST [ ] ABSTAIN


      3. APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         [ ] I plan to attend the meeting.


                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                            MITCHAM INDUSTRIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JULY 19, 2000

The undersigned appoints Billy F. Mitcham, Jr. and P. Blake Dupuis, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Mitcham Industries, Inc. (the "Company") to be held July 19, 2000, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

                                    Dated:________________________, 2000



                                    ----------------------------------------
                                                  Signature



                                    ----------------------------------------
                                          Signature if held jointly

                                             THIS PROXY MUST BE SIGNED EXACTLY
                                    AS NAME APPEARS HEREON. Executors,
                                    administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.